SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  January 31, 2012

ORGANOVO HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-169928	27-1488943
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

710 Wellingham Drive, Durham, NC	27713
(Address of principal executive offices)	(Zip Code)

(919) 656-8646
(Registrant’s telephone number, including area code)

(Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

On January 31, 2012 FINRA approved the change of our OTC Bulletin Board trading symbol from “RERR” to “ONVO” effective February 14, 2012.  At such time, FINRA also announced our name change to Organovo Holdings, Inc.

Effective the close of business on January 31, 2012 we effected a 10.59135 :1 forward stock split in the form of a dividend pursuant to which shareholders of record at the close of business on January 23, 2012 received an additional 9.59135 shares of our common stock for each share of common stock held by them. This resulted in our issuance of an aggregate of 65,245,179 shares. Following such issuance, we had 72,047,679 shares issued and outstanding.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORGANOVO HOLDINGS, INC.

Dated: February 2, 2012	By:	/s/Deborah Lovig
Name: Deborah Lovig
Title: President